Exhibit 10.1

[048287-000423/4346507/1] U.S. Small Business Administration NOTE SBA Loan # SBA Loan Name Payment Protection Plan Loan Date Loan Amount Interest Rate one percent (1.00%) Borrower Operating Company Not Applicable Lender Genesee Regional Bank 1. PROMISE TO PAY: In return for the Loan, Borrower promises to pay to the order of Lender the amount of__ Dollars, interest on the unpaid principal balance, and all other amounts required by this Note. 2. DEFINITIONS: “Loan” means the loan evidenced by this Note. “Loan Documents” means the documents related to this loan signed by Borrower or any other related Borrower party in connection with the Loan.. “SBA” means the Small Business Administration, an Agency of the United States of America. SBA Form 147 (06/03/02) Version 4.1 Page 1/6 27308671-04 VUZIX CORPORATION April ___, 2020 $ 1,555,900.00 VUZIX CORPORATION ONE MILLION FIVE HUNDRED FIFTY FIVE THOUSAND NINE HUNDRED DocuSign Envelope ID: 60E529C4-472F-4F36-B45C-B0535C590923 21

[048287-000423/4346507/1] 3. PAYMENT TERMS: Borrower must make all payments at the place Lender designates. The payment terms for this Note are: The interest rate on this Note is fixed at one percent (1.00%). No payments of interest or principal shall be due under this Note, until six (6) months after the date of disbursement of the loan evidenced by this Note. Interest shall accrue from the date of disbursement of the loan evidenced by this Note. Borrower must pay principal and interest payments beginning seven (7) month(s) after the date of disbursement of the loan evidenced by this Note. Payments must be made on the same day as this Note/first disbursement in the months they are due. Payments will be equal to an amount sufficient to fully amortize the remaining balance owed under this Note over a period of eighteen (18) months. Lender will apply each installment payment first to pay interest accrued to the day Lender receives the payment, then to bring principal current, then to pay any late fees, and will apply any remaining balance to reduce principal. If SBA purchases the guaranteed portion of the unpaid principal balance, the interest rate becomes fixed at the rate in effect at the time of the earliest uncured payment default. If there is no uncured payment default, the rate becomes fixed at the rate in effect at the time of purchase. Loan Prepayment: Notwithstanding any provision in this Note to the contrary, Borrower may prepay this Note without payment of a premium or penalty upon notice to the Lender. All remaining principal and accrued interest is due and payable two (2) years from date of the disbursement date of the loan evidenced by this Note. Late Charge: If a payment on this Note is more than 10 days late, Lender may charge Borrower a late fee of up to 5 % of the unpaid portion of the regularly scheduled payment. Loan Forgiveness: This Note is issued under the Coronavirus Aid, Relief, and Economic Security (CARES) Act (the "Act"). The Act provides for certain loan forgiveness based on a calculation of the Borrower's payroll expenses, qualified rent, utilities and/or mortgage interest payments made within an eight (8) week period after disbursement of the loan evidenced by this Note (the "Loan Forgiveness Amount"). Borrower shall deliver to Lender, upon Lender's request, sufficient and timely documentation to support any loan forgiveness as required by the Act and any subsequent regulation, rules or guidance issued thereunder. Borrower hereby assumes all risk of loss and responsibility for, and releases and discharges the Lender from any and all responsibility or liability for, and agrees to indemnify and hold Lender harmless from, any and all claims, actions, damages, losses, liability and expenses by reason of, arising out of, or in any way connected with or related to the calculation of the Loan Forgiveness Amount. Upon calculation of the Borrower's Loan Forgiveness Amount in compliance with the Act and all subsequent laws, regulations, rules and guidance issued thereunder and receipt by Lender of the Loan Forgiveness Amount from the SBA, this Note shall be paid down in an amount equal to the Loan Forgiveness Amount, subject to the Act and all subsequent laws, regulations, rules and guidance issued thereunder. If after application of the Loan Forgiveness Amount, there remains a balance due under this Note, Borrower will remain liable for the full and punctual payment and satisfaction of the remaining principal balance of the loan plus accrued but unpaid interest. SBA Form 147 (06/03/02) Version 4.1 Page 2/6 DocuSign Envelope ID: 60E529C4-472F-4F36-B45C-B0535C590923

[048287-000423/4346507/1] 4. DEFAULT: Borrower is in default under this Note if Borrower does not make a payment when due under this Note, or if Borrower: A. Fails to do anything required by this Note and other Loan Documents; B. Defaults on any other loan with Lender; C. Does not disclose, or anyone acting on their behalf does not disclose, any material fact to Lender or SBA; D. Makes, or anyone acting on their behalf makes, a materially false or misleading representation to Lender or SBA; E. Defaults on any loan or agreement with another creditor, if Lender believes the default may materially affect Borrower’s ability to pay this Note; F. Fails to pay any taxes when due; G. Becomes the subject of a proceeding under any bankruptcy or insolvency law; H. Has a receiver or liquidator appointed for any part of their business or property; I. Makes an assignment for the benefit of creditors; J. Has any adverse change in financial condition or business operation that Lender believes may materially affect Borrower’s ability to pay this Note; K. Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender’s prior written consent; or L. Becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower’s ability to pay this Note. 5. LENDER’S RIGHTS IF THERE IS A DEFAULT: Without notice or demand and without giving up any of its rights, Lender may: A. Require immediate payment of all amounts owing under this Note; B. Collect all amounts owing from any Borrower; or C. File suit and obtain judgment. 6. LENDER’S GENERAL POWERS: Without notice and without Borrower’s consent, Lender may: A. Incur expenses to collect amounts due under this Note, enforce the terms of this Note or any other Loan Document. Among other things, the expenses may include reasonable attorney’s fees and costs. If Lender incurs such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance; B. Release anyone obligated to pay this Note; C. Take any action necessary to collect amounts owing on this Note. SBA Form 147 (06/03/02) Version 4.1 Page 3/6 DocuSign Envelope ID: 60E529C4-472F-4F36-B45C-B0535C590923

[048287-000423/4346507/1] 7. WHEN FEDERAL LAW APPLIES: When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law. 8. SUCCESSORS AND ASSIGNS: Under this Note, Borrower includes the successors of it, and Lender includes its successors and assigns. 9. GENERAL PROVISIONS: A. All individuals and entities signing this Note are jointly and severally liable. B. Borrower waives all suretyship defenses. C. Borrower must sign all documents necessary at any time to comply with the Loan Documents. D. Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them. E. Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this Note. F. If any part of this Note is unenforceable, all other parts remain in effect. G. To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor. Borrower also waives any defenses based upon any claim that Lender did not obtain any guarantee. Borrower releases and discharges the Lender from any and all responsibility or liability for, and agrees to indemnify, reimburse on demand and hold Lender harmless from, any and all claims, actions, damages, losses, liability and expenses by reason of, arising out of, or in any way connected with or related to SBA Form 147 (06/03/02) Version 4.1 Page 4/6 DocuSign Envelope ID: 60E529C4-472F-4F36-B45C-B0535C590923

[048287-000423/4346507/1] 10. STATE-SPECIFIC PROVISIONS: None. SBA Form 147 (06/03/02) Version 4.1 Page 5/6 DocuSign Envelope ID: 60E529C4-472F-4F36-B45C-B0535C590923

[048287-000423/4346507/1] 11. BORROWER’S NAME(S) AND SIGNATURE(S): By signing below, each individual or entity becomes obligated under this Note as Borrower. _______________ ______ By: VUZIX CORPORATION ROBERT ORR, DIRECTOR DocuSign Envelope ID: 60E529C4-472F-4F36-B45C-B0535C590923